Q4 2013 Earnings Earnings Release Supplement January 16, 2014 Exhibit 99.2

Important Notes
This presentation, and other statements that BlackRock, Inc. (“BlackRock”) may make, may contain forward-looking statements within the meaning of the
Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-
looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,”
“anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-
looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”) reports and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:
(1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer
Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group,
Inc. (“PNC”); (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.
This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations in the appendix to this earnings release supplement, our current earnings release dated
January 16, 2014, and BlackRock’s other periodic reports, which are available on BlackRock’s web site at
www.blackrock.com.

Table of Contents
Operating and Net Income/Diluted EPS, as adjusted Page 3
Operating Margin, as adjusted Page 4
Q4 2013 Mix by Product, Client Type, Style and Region Page 5
Major Market Indices and Exchange Rates Page 6
Year-over-Year: Q4 2013 vs. Q4 2012 Pages 7-11
Sequential Quarters: Q4 2013 vs. Q3 2013 Pages 12-16
Nonoperating and Capital Management Pages 17-19
Appendix Pages 20-22

$825
$575
$832
$558
$876
$610
$1,041
$695
$921
$637
$982
$722
$978
$672
$1,143
$851
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

$3.16
$3.10
$3.47
$3.96
$3.65
$4.15
$3.88
$4.92
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

BLACKROCK®

EPS and operating income up 24% and 10% year-over-year, respectively
Operating and Net Income, as adjusted ($ in millions) Diluted Earnings Per Share, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
Operating Income Net Income
• Base fees and performance fees drove year-over-year and sequential results
• Q4 performance fees reflected strong performance in alternatives products, a seasonally higher number of funds with performance measurement locks and a significant fee associated with the partial liquidation of a closed-end opportunistic mortgage fund
Full Year 2012
Operating Income = $3,574
Net Income = $2,438
Full Year 2013
Operating Income = $4,024
Net Income = $2,882
Full Year 2012 = $13.68 Full Year 2013 = $16.58

Full Year 2012 = 40.4%
Full Year 2013 = 41.4%
38.2%
36.8%
39.3%
39.7%
38.6%
39.2%
40.7%
42.6%
40.0%
41.3%
41.2%
42.7%
2009
2009 BGI/BLK Pro Forma
2010
2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

BLACKROCK®

Full year 2013 margin improvement
Operating Margin, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

A broadly diversified business across clients, products and geographies
Q4 2013 Long-term Base Fees of $2.203 billion
Long-term Assets Under Management of $4.012 trillion at December 31, 2013
Product Type Client Type
Style
Region
Alternatives 3%
Alternatives 8%
Multi-asset
9%
Multi-asset
13%
Fixed Income
31%
Fixed Income
22%
Equity
57%
Equity
57%
iShares
23%
iShares
35%
Retail
12%
Retail
35%
Institutional
65%
Institutional
30%
AUM Base Fees AUM Base Fees
Index
42%
Index
10%
iShares
23%
iShares
35%
Asia-Pacific 8% Asia-Pacific 8%
EMEA
31%
EMEA
29%
Americas
61%
Americas
63%
Active
35%
Active
55%
AUM Base Fees AUM Base Fees

Major market indices and exchange rates
Spot Average Level
% Change
Q4 2013 vs.
December 31,
2013
September 30,
2013 % Change Q4 2013 Q4 2012 Q3 2013 Q4 2012 Q3 2013
Equity Indices:
Domestic
S&P 500 1,848 1,682 10% 1,770 1,418 1,673 25% 6%
Global
MSCI Barra World Index 1,661 1,544 8% 1,602 1,312 1,511 22% 6%
MSCI Europe Index 112 106 6% 109 94 104 16% 5%
MSCI AC Asia Pacific Index 141 139 1% 141 124 135 14% 4%
MSCI Emerging Markets Index 1,003 987 2% 1,011 1,009 956 -% 6%
S&P Global Natural Resources 3,503 3,354 4% 3,418 3,391 3,262 1% 5%
Fixed Income Index:
Barclays U.S. Aggregate Bond Index 1,807 1,810 -% 1,814 1,843 1,795 (2%) 1%
Foreign Exchange Rates:
GBP to USD 1.66 1.62 2% 1.62 1.61 1.55 1% 5%
EUR to USD 1.38 1.35 2% 1.36 1.30 1.32 5% 3%
Source: Bloomberg

Year-over-year Q4 2013 vs. Q4 2012 * * * * * * * * * * *

$102 million
$238
($136)
$1,041
$1,143
Operating Income, as adjusted ($ in millions)
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$0
Q4 2012
Revenue
Expenses
Q4 2013

BLACKROCK®

Operating Income, as adjusted – Q4 2013 Compared to Q4 2012
Operating income reflects growth in base fees
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Increasing Revenue Increasing Expenses
• Q4 performance fees reflected strong performance in alternatives products
• BlackRock Solutions primarily reflects growth in Aladdin revenue

78%
3%
1%
5%
9%
4%
Base Fees ex Sec Lending
Securities Lending
Performance Fees
BRS and Advisory
Distribution Fees
Other Revenue
77%
2%
1%
6%
10%
4%

$238 million
Revenue ($ in millions)
$3,000
$2,800
$2,600
$2,400
$2,200
$0
$2,539
$212
$29
$21
$6
($13)
($17)
$2,777
Q4 2012
Base Fees ex Sec Lending
Performance Fees
BRS & Advisory
Distribution Fees
Securities Lending
Other Revenue
Q4 2013

BLACKROCK

Revenue reflects positive markets, flows and continued strong performance fees
Q4 2013 Compared to Q4 2012
Total Revenue
Q4 2012
$2.54 billion
Decreasing Revenue
Increasing Revenue
Q4 2013
$2.78 billion
•
BlackRock Solutions primarily
reflects growth in Aladdin
revenue
• Securities lending fees reflect lower spreads consistent with industry trends, partially offset by higher on-loan balances
• Other revenue reflects lower earnings from certain strategic investments

25%
21%
15%
5%
6%
3%
6%
8%
11%
Active Equity
iShares Equity
Active Fixed Income
iShares Fixed Income
Multi-Asset
Alternatives
Non-ETF Index Equity
Non-ETF Index Fixed Income
Cash
29%
20%
14%
3%
3%
5%
6%
8%
12%

Base Fees ($ in millions)
$2,500
$2,400
$2,300
$2,200
$2,100
$2,000
$1,900
$1,800
$0
$199 million
$2,081
$131
$37
$23
$14
$11
$4
$1
($5)
($17)
$2,280
Q4 2012
iShares Equity
Multi-Asset
Alternatives
Non-ETF Index Equity
Active Equity
Active Fixed Income
Non-ETF Fixed Income
iShares Fixed Income
Cash
Q4 2013

BLACKROCK®

Growth in base fees reflects higher average AUM driven by markets and organic growth
Q4 2013
$2.28 billion
Q4 2013 Compared to Q4 2012
Base fees (including securities lending)
Q4 2012
$2.08 billion
Decreasing Base Fees
Increasing Base Fees

5%
1%
10%
56%
25%
3%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amortization of Intangibles

5%
1%
10%
56%
25%
3%

Operating Expenses, as adjusted
($ in millions)
$1,750
$1,650
$1,550
$1,450
$0
$136 million
$1,498
$1
$2
$5
$16
$39
$73
$1,634
Q4 2012
Amort.- Intangibles
Amort. - Def Sales Commissions
Distribution & Servicing
Direct Fund Expenses
G&A
Compensation & Benefits
Q4 2013

BLACKROCK®

Expenses driven by higher revenue-related costs
Q4 2013
$1.63 billion
Increasing Expenses
Expenses, as adjusted, by Category
Q4 2013 Compared to Q4 2012, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Q4 2012
$1.50 billion
• General and administration expenses impacted by various lease exit costs

Sequential Quarters Q4 2013 vs. Q3 2013 * * * * * * * * * *

$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$0
Operating Income, as adjusted ($ in millions)
$165 million
$305
($140)
$978
$1,143
Q3 2013
Revenue
Expenses
Q4 2013

BLACKROCK®

Operating income reflects growth in base fees and strong performance fees
Operating Income, as adjusted – Q4 2013 Compared to Q3 2013
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Increasing Expenses
Increasing Revenue
• Q4 performance fees reflected strong performance in alternatives products, a seasonally higher number of funds with performance measurement locks and a significant fee associated with the partial liquidation of a closed-end opportunistic mortgage fund
• Expenses driven by higher revenue-related costs and general and administration expenses

83%
2%
1%
6%
4%
4%
Base Fees ex Sec Lending
Securities Lending
Performance Fees
BRS and Advisory
Distribution Fees
Other Revenue
77%
2%
1%
6%
10%
4%

$3,000
$2,800
$2,600
$2,400
$2,200
$0
Revenue ($ in millions)
$305 million
$2,472
$172
$126
$5
$1
$1
$2,777
Q3 2013
Performance Fees
Base Fees ex Sec Lending
Other Revenue
Securities lending
BRS & Advisory
Q4 2013

BLACKROCK®

Revenue reflects positive markets and flows and seasonally strong performance fees
Q4 2013 Compared to Q3 2013
Increasing Revenue
Total Revenue
Q3 2013
$2.47 billion
Q4 2013
$2.78 billion
• Q4 performance fees reflected strong performance in alternatives products, a seasonally higher number of funds with performance measurement locks and a significant fee associated with the partial liquidation of a closed-end opportunistic mortgage fund

27%
20%
15%
3%
5%
3%
7%
8%
12%
Active Equity
iShares Equity
Active Fixed Income
iShares Fixed Income
Multi-Asset
Alternatives
Non-ETF Index Equity
Non-ETF Index Fixed Income
Cash
29%
20%
14%
3%
3%
5%
6%
8%
12%

Base Fees ($ in millions)
$2,500
$2,400
$2,300
$2,200
$2,100
$2,000
$0
$127 million
$2,153
$57
$26
$18
$14
$7
$3
$2
$2
($2)
$2,280
Q3 2013
iShares Equity
Active Equity
Alternatives
Multi-Asset
Active Fixed Income
Non-ETF Index Equity
iShares Fixed Income
Cash
Non-ETF Fixed Income
Q4 2013

BLACKROCK®

Growth in base fees reflects higher average AUM driven by markets and organic growth
Q4 2013
$2.28 billion
Base Fees (including securities lending)
Q4 2013 Compared to Q3 2013
Q3 2013
$2.15 billion
Increasing Base Fees Decreasing Base Fees

6%
1%
11%
57%
22%
3%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amortization of Intangibles
5%
1%
10%
56%
25%
3%

Operating Expenses, as adjusted
($ in millions)
$1,800
$1,700
$1,600
$1,500
$1,400
$0
$140 million
$1,494
$1
$2
$61
$76
$1,634
Q3 2013
Amort. - Intangibles
Distribution & Servicing
Compensation & Benefits
G&A
Q4 2013

BLACKROCK

Expenses driven by higher revenue-related costs and general and administration expenses
Q4 2013
$1.63 billion
Increasing Expenses
Expenses, as adjusted, by Category
Q4 2013 Compared to Q3 2013, as adjusted
Q3 2013
$1.49 billion
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
• General and administration expenses driven by higher marketing and promotional costs, various lease exit costs, higher professional services expenses and other general and administration expenses, including foreign currency exchange movements

Nonoperating and Capital Management * * * * * * * * * *

Nonoperating Income (Expense), as adjusted
($ in millions)

Q4 2013 $13 million Nonoperating Income by Category, as adjusted
Q4 2013 nonoperating income
$17
$12
$7
$20
$5
($48)
($60)
($50)
($40)
($30)
($20)
($10)
$0
$10
$20
$30
$40
Private Equity Real Estate Distressed Credit/
Mortgage Funds
Hedge Funds/
Funds of Hedge
Funds
Other Investments Net Interest
Expense
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Net Interest Expense
Investment Gains
$61 million Net Investment Gain

Operating cash flows ($ in billions)
$2.5
$2.6
$2.8
$2.6
$2.2
$2.7
$3.7
$3.5
2010
2011
2012
Est. 2013

42%
36%
53%
48%
38%
43%
43%
40%
22% CAGR
$1.68
$2.68
$3.12
$3.12
$4.00
$5.50
$6.00
$6.72
2006
2007
2008
2009
2010
2011
2012
2013

Share repurchases ($ in millions)
$1,043
$125
$43
$167
$166
$250
$250
$250
$250
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

235%
72%
55%
66%
61%
88%
74%
74%
64%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

BLACKROCK®

Continued commitment to sound capital management
Operating cash flow
Share repurchases
Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions.
Total payout ratio
Dividends and Dividend Payout Ratio
Payout ratio = (Dividends declared + share repurchases) / GAAP Net income.
For further information and reconciliation between GAAP and as adjusted, see previously filed Form 10-Ks, Form 10-
Qs and 8-Ks and the appendix to this earnings release supplement.
Dividend payout ratio = Dividends declared / GAAP net income.
GAAP
as adjusted
Amount includes $1.0 billion
May 2012 buyback of 6.4
million shares from Barclays
Amount includes $1.0 billion
May 2012 buyback of 6.4
million shares from Barclays

Appendix * * * * * * * * * *

Quarterly operating income, nonoperating income (expense) and net income – GAAP and as adjusted
2012 2013
(in millions) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Operating Income
GAAP $815 $829 $875 $1,005 $909 $849 $966 $1,133
Non-GAAP Adjustments 10 3 1 36 12 133 12 10
As Adjusted $825 $832 $876 $1,041 $921 $982 $978 $1,143
Nonoperating Income (Expense)
GAAP $23 ($40) $30 ($67) $41 $69 ($18) $24
Non-GAAP Adjustments (8) (3) (17) 40 (38) (57) (3) (11)
As Adjusted $15 ($43) $13 ($27) $3 $12 ($21) $13
Net Income
GAAP $572 $554 $642 $690 $632 $729 $730 $841
Non-GAAP Adjustments 3 4 (32) 5 5 (7) (58) 10
As Adjusted $575 $558 $610 $695 $637 $722 $672 $851
Non-GAAP adjustments include amounts related to the PennyMac Charitable Contribution, U.K. lease exit costs, a contribution to short-term investment funds (“STIFs”), PNC LTIP funding obligation, compensation related to appreciation (depreciation) on certain deferred compensation plans and noncash income tax changes, as applicable.
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Cash Flow GAAP and As Adjusted
(in millions)
2010 2011 2012
EST
2013
Operating Cash Flows
Operating Cash flows, GAAP basis $2,488 $2,826 $2,240 $3,700
Less: Non-GAAP adjustments (1) (77) 178 (483) 200
Operating Cash flows, as Adjusted $2,565 $2,648 $2,723 $3,500
Investing Cash Flows
Investing Cash flows, GAAP basis ($627) ($204) ($266) ($500)
Less: Non-GAAP adjustments (1) (52) 24 (211) -
Investing Cash flows, as  Adjusted ($575) ($228) ($55) ($500)
Financing Cash Flows
Financing Cash flows, GAAP basis ($3,170) ($2,485) ($944) ($3,400)
Less: Non-GAAP adjustments (1) 110 (71) 631 (200)
Financing Cash flows, as Adjusted ($3,280) ($2,414) ($1,575) ($3,200)
(1)
Non-GAAP adjustments include the impact on cash flows of consolidated sponsored investment funds and consolidated VIEs
.

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